UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 3, 2024

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 3, 2024, Atmos Energy Corporation (“Atmos Energy”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with the Managers (the “Managers”) and Forward Purchasers (the “Forward Purchasers”) named in Schedule A thereto and with respect to the offering and sale from time to time through the Managers, as Atmos Energy’s sales agents, of shares of Atmos Energy’s common stock, no par value, having an aggregate offering price of up to $1,700,000,000 (including shares of common stock that may be sold pursuant to the forward sale agreements described below, the “Shares”). The entry into the Equity Distribution Agreement follows the completion of sales under its prior $1,000,000,000 at-the-market program and equity distribution agreement, dated May 8, 2024. Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between Atmos Energy and the Managers. Under the terms of the Agreement, Atmos Energy may also sell Shares from time to time to a Manager as principal for its own account at a price to be agreed upon at the time of sale. The Agreement provides that each Manager, when it is acting as Atmos Energy’s sales agent, will be entitled to a commission of 1.00% of the gross offering proceeds of the Shares sold through such Manager. Atmos Energy has no obligation to offer or sell any Shares under the Agreement, and may at any time suspend offers and sales under the Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of shares by Atmos Energy to or through the Managers, Atmos Energy may enter into forward sale agreements under the master forward sale confirmations (the “Master Forward Sale Confirmations”) dated December 3, 2024, between Atmos Energy and each Forward Purchaser and the related supplemental confirmations to be entered into between Atmos Energy and the relevant Forward Purchaser. In connection with each such forward sale agreement, the relevant Forward Purchaser will, at Atmos Energy’s request, borrow from third parties and, through the relevant Manager, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement to hedge the forward sale agreement (each such Manager, when acting as agent for a Forward Purchaser, a “Forward Seller”).

Atmos Energy intends to use the net proceeds received upon the issuance and sale of shares of its common stock to fund capital spending primarily to enhance the safety and reliability of its system and for general corporate purposes.

Atmos Energy will not initially receive any proceeds from the sale of borrowed shares of Atmos Energy’s common stock by a Forward Seller. Atmos Energy expects to receive proceeds from the sale of Shares by a Forward Seller upon future physical settlement of the relevant forward sale agreement with the relevant Forward Purchaser on dates specified by Atmos Energy on or prior to the maturity date of the relevant forward sale agreement. If Atmos Energy elects to cash settle or net share settle a forward sale agreement, Atmos Energy may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and Atmos Energy may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser. In connection with each forward sale agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its forward sale agreement, a commission of 1.00% of the volume weighted average of the sales prices of all borrowed shares of common stock sold during the applicable period by it as a Forward Seller.

In the ordinary course of business, certain of the Managers or their respective affiliates have provided and may in the future provide commercial, financial advisory or investment banking services for Atmos Energy and its subsidiaries for which they have received or will receive customary compensation. For example, affiliates of certain of the Managers are lenders under Atmos Energy’s revolving credit facilities and dealers under Atmos Energy’s commercial paper program. To the extent Atmos Energy uses the proceeds from the offering to repay any indebtedness under its revolving credit facilities or commercial paper program, such affiliates of certain Managers will receive a portion of the proceeds from the offering.

The Shares will be issued pursuant to Atmos Energy’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 3, 2024 (Registration No. 333-283563).

The summary of the Equity Distribution Agreement and the Master Forward Sale Confirmations in this report does not purport to be complete and is qualified by reference to the full text of the Equity Distribution Agreement and the form of Master Forward Sale Confirmation, which are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement, dated as of December 3, 2024, among Atmos Energy Corporation and the Managers and Forward Purchasers named in Schedule A thereto.

1.2	Form of Master Forward Sale Confirmation.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Hunton Andrews Kurth LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

23.2	Consent of Hunton Andrews Kurth LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: December 3, 2024	By:	/s/ Daniel M. Meziere
Daniel M. Meziere
Vice President of Investor Relations and Treasurer